Exhibit 99.2

FUSE MEDICAL, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On December 29, 2017, Fuse Medical, Inc. (the “Company”) completed the previously-announced acquisition of CPM Medical Consultants, LLC (“CPM”), a Texas limited liability company, pursuant to that certain Purchase Agreement, by and between the Company and NC 143 Family Holdings, LP, dated December 15, 2017, whereby the Company would purchase all of the outstanding membership interests of CPM, as disclosed in the Company’s Form 8-K filed on December 19, 2017 (the “Merger”).  CPM is now a wholly-owned subsidiary of the Company.

The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the Merger. These unaudited pro forma condensed combined financial statements are derived from the historical consolidated financial statements of the Company and CPM (collectively the “Combined Company”). These financial statements have been adjusted as described in the notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet of the Combined Company, reflects the historical consolidated balance sheets of the Combined Company, has been prepared assuming the Merger closed on December 31, 2017. In addition, the unaudited pro forma condensed combined statement of operations combines the historical consolidated statements of operations of the Combined Company. The unaudited pro forma condensed combined statement of operations has been prepared assuming the Merger closed on January 1, 2017. The unaudited pro forma condensed combined financial statements do not account for the cost of any restructuring activities or synergies resulting from the Merger or other costs relating to the integration of the two companies, or other historical acquisitions that were undertaken by the Company.

The Company has prepared the unaudited pro forma condensed combined financial statements based on available information using assumptions that it believes are reasonable. These unaudited pro forma condensed combined financial statements are being provided for informational purposes only and do not claim to represent the Company’s actual financial position or results of operations had the Merger occurred on that date specified nor do they project the Company’s results of operations or financial position for any future period or date. The actual results reported by the Combined Company in periods following the Merger may differ significantly from these unaudited pro forma condensed combined financial statements for a number of reasons. The unaudited pro forma condensed combined financial statements do not account for the cost of any restructuring activities or synergies resulting from the Merger or other costs relating to the integration of the two companies, or other historical acquisitions that were undertaken by the Company.

These unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and the historical financial statements of CPM for the year ended December 31, 2017 and 2016 contained in this Form 8-K/A.

FUSE MEDICAL, INC. AND CPM MEDICAL CONSULTANTS, LLC
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

	As of December 31, 2017
	Historical Fuse Medical, Inc.	Historical CPM Medical Consultants, LLC	Pro forma Adjustments		Pro forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$323,934	$480,781	$-		$804,715
Accounts receivables, net	162,576	6,572,958	(165,151)	(a)	6,570,383
Inventories, net	9,151	10,617,618	-		10,626,769
Prepaid expenses and other current assets	21,673	10,793	-		32,466
Total current assets	517,334	17,682,150	(165,151)		18,034,333

Property and equipment, net	1,644	15,250	-		16,894

Total Assets	$518,978	$17,697,400	$(165,151)		$18,051,227
LIABILITES, STOCKHOLDERS', AND MEMBER'S EQUITY
Current liabilities:
Accounts payable	$242,162	$2,511,080	$(165,151)	(a)	$2,588,091
Accrued expenses and other	82,259	1,748,420	-		1,830,679
Notes payable - related parties	150,000	-	-		150,000
Revolving line of credit	-	3,415,351	-		3,415,351
Total current liabilities	474,421	7,674,851	(165,151)		7,984,121

Total Liabilities	474,421	7,674,851	(165,151)		7,984,121

Commitments and contingencies	-	-	-		-

Stockholders' and Member's equity:
Preferred stock, $0.01 par value; 20,000,000 shares authorized; no shares issued and outstanding	-	-	-		-
Common stock, $0.01 par value; 100,000,000 shares authorized; 19,158,308 issued and 15,890,808 outstanding	171,583	-	-		171,583
Additional paid-in capital	3,222,621	-	10,022,549	(b)	13,245,170
Accumulated deficit	(3,349,647)	-	-		(3,349,647)
Member's equity	-	10,022,549	(10,022,549)	(b)	-
Total Stockholders' and Member's equity	44,557	10,022,549	-		10,067,106

Total Liabilities, Stockholders', and Member's Equity	$518,978	$17,697,400	$(165,151)		$18,051,227

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

FUSE MEDICAL, INC. AND CPM MEDICAL CONSULTANTS, LLC
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

	Year Ended December 31, 2017
	Historical Fuse Medical, Inc.	Historical CPM Medical Consultants, LLC	Pro forma Adjustments		Pro forma Combined

Net sales	$1,106,742	$25,710,097	$(409,634)	(a)	$26,407,205
Cost of goods sold	431,383	14,560,665	(409,634)	(a)	14,582,414
Gross profit	675,359	11,149,432	-		11,824,791

Operating expenses:
Selling, general, and administrative	1,074,499	4,273,242	-		5,347,741
Commissions	58,849	5,582,270	-		5,641,119
Loss on disposal of property and equipment	3,365	-	-		3,365
Depreciation	3,621	10,903	-		14,524
Total operating expenses	1,140,334	9,866,415	-		11,006,749

Operating (loss) income	(464,975)	1,283,017	-		818,042

Interest expense	26,999	134,668	-		161,667
Extinguishment of debt	(43,308)	-	-		(43,308)

Net (loss) income	$(448,666)	$1,148,349	$-		$699,683

Net (loss) income per common share - basic and diluted	$(0.03)	$-	$-		$0.04

Weighted average number of common shares outstanding - basic and diluted	15,890,808	-	-		15,890,808

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

FUSE MEDICAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Basis of Presentation

The unaudited pro forma condensed combined balance sheet as of December 31, 2017 combines the historical consolidated balance sheets of the Combined Company, and has been prepared as if the Merger had closed on December 31, 2017. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017 combines the historical consolidated statements of operations of the Combined Company and has been prepared as if the Merger had closed on January 1, 2017.

The Company has prepared the unaudited pro forma condensed combined financial statements based on available information using assumptions that it believes are reasonable. These unaudited pro forma condensed combined financial statements are being provided for informational purposes only and do not claim to represent the Combined Company actual financial position or results of operations had the Merger occurred on that date specified nor do they project the Combined Company results of operations or financial position for any future period or date. The actual results reported by the Combined Company in periods following the Merger may differ significantly from these unaudited pro forma condensed combined financial statements for a number of reasons. The unaudited pro forma condensed combined financial statements do not account for the cost of any restructuring activities or synergies resulting from the Merger or other costs relating to the integration of the two companies, or other historical acquisitions that were undertaken by the Company.

FUSE MEDICAL, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

2.	Pro Forma Adjustments

(a) The pro forma adjustments included in the unaudited pro forma condensed combined financial statements reflect eliminations of intercompany transactions between the Combined Company.

(b) The pro forma adjustments included in the unaudited pro forma condensed combined financial statements reflect the reclassification of member’s equity to additional paid-in capital.